Q3 2013 Earnings Earnings Release Supplement October 16, 2013 Exhibit 99.2

Important Notes
This presentation, and other statements that BlackRock, Inc. (“BlackRock”) may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.  Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,”
“opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,”
“continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,”
“would,” “should,” “could,” “may” and similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank
Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc. (“PNC”); (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock;
(11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures.  You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations in the appendix to this earnings release supplement, our current earnings release dated October 16, 2013, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at www.blackrock.com.

Table of Contents
Operating and Net Income/Diluted EPS, as adjusted Page 3
Operating Margin, as adjusted Page 4
Q3 2013 Mix by Product, Client Type, Style and Region Page 5
Major Market Indices and Exchange Rates Page 6
Year-over-Year: Q3 2013 vs. Q3 2012 Pages 7-12
Sequential Quarters: Q3 2013 vs. Q2 2013 Pages 13-18
Nonoperating and Capital Management Pages 19-21
Appendix Pages 22-26

EPS and operating income up 12% year-over-year
Operating and Net Income, as adjusted ($ in millions)
Diluted Earnings Per Share, as adjusted
(1) Q3 2012 includes $25 million of pre-tax closed-end fund launch costs.
(2) Q2 2013 EPS and net income reflect a $39 million noncash, nonoperating pre-tax gain related to the PennyMac IPO.
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Operating Income Net Income
+12%
+12%
• Base fees and BRS revenue drove year-over-year results
• Sequential results reflect seasonally lower securities lending fees
$575
$558
$610
$695
$637
$722
$672
Q1
2012
Q2
2012
Q3
2012 (1)
Q4
2012
Q1            Q2
2013 2013 (2)
Q3
2013
$3.16 $3.10
$3.47
$3.96
Q1
2012
Q2
2012
Q3
2012 (1)
Q4
2012
Q1
2013
Q2
2013 (2)
Q3
2013
$3.65
$4.15
$3.88
$825
$832
$876
$1,041
$921
$982
$978

Continued year-over-year margin improvement
40.0%
41.3%
39.2%
38.6%
39.7%
39.3%
36.8%
38.2%
40.7%
42.6%
41.2%
2009 2009 2010 2011 Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Full Year 2012 = 40.4%
Operating Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
BGI/BLK
Pro
Forma

A broadly diversified business across clients, products and geographies
Q3 2013 Long-term Base Fees of $2.078 billion
Long-term Assets Under Management of $3.798 trillion at September 30, 2013
Product Type Client Type
Style
Region
Alternatives 3%
Alternatives 8%
Multi-asset
8%
Multi-asset
13%
Fixed Income
33%
Fixed Income
23%
Equity
56%
Equity
56%
iShares
23%
iShares
35%
Retail
12%
Retail
34%
Institutional
65%
Institutional
31%
AUM Base Fees AUM Base Fees
Index
42%
Index
10%
iShares
23%
iShares
35%
Asia-Pacific
8%
Asia-Pacific 8%
EMEA
31%
EMEA
28%
Americas
61%
Americas
64%
Active
35%
Active
55%
AUM Base Fees AUM Base Fees

Major market indices and exchange rates
Spot Average Level
% Change
Q3 2013 vs.
September 30,
2013
June 30,
2013 % Change Q3 2013 Q3 2012 Q2 2013 Q3 2012 Q2 2013
Equity Indices:
Domestic
S&P 500 1,682 1,606 5% 1,673 1,401 1,610 19% 4%
Global
MSCI Barra World Index 1,544 1,434 8% 1,511 1,274 1,463 19% 3%
MSCI Europe Index 106 98 8% 104 92 101 13% 3%
MSCI AC Asia Pacific Index 139 131 6% 135 119 136 13% (1%)
MSCI Emerging Markets Index 987 940 5% 956 961 1,004 (1%) (5%)
S&P Global Natural Resources 3,354 3,083 9% 3,262 3,291 3,295 (1%) (1%)
Fixed Income Index:
Barclays U.S. Aggregate Bond Index 1,810 1,799 1% 1,795 1,830 1,839 (2%) (2%)
Foreign Exchange Rates:
GBP to USD 1.62 1.52 7% 1.55 1.58 1.54 (2%) 1%
EUR to USD 1.35 1.30 4% 1.32 1.25 1.31 6% 1%
Source: Bloomberg

Year-over-year Q3 2013 vs. Q3 2012

EPS, as adjusted - Q3 2013 Compared to Q3 2012
EPS up 12% year-over-year driven by operating income
Total EPS:
$3.88
Total EPS:
$3.47
Operating
EPS:
Operating
EPS:
(1) Q3 2012 includes $25 million of pre-tax closed-end fund launch costs.
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
$0.41
Increasing EPS
Decreasing EPS
$3.42
($0.13)
$0.54
$3.96
($0.50)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
Q3 2012 (1) Operating EPS Nonoperating EPS Q3 2013
Nonoperating:
$0.05
Nonoperating:
($0.08)

Operating Income, as adjusted - Q3 2013 Compared to Q3 2012
Base fees drove operating results
(1) Q3 2012 includes $25 million of pre-tax closed-end fund launch costs.
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Increasing Revenue Increasing Expenses
$102 million
$876
($50)
$152
$978
$0
$600
$700
$800
$900
$1,000
$1,100
Q3 2012 (1) Revenue Expenses Q3 2013

Revenue reflects positive markets and flows
Q3 2013 Compared to Q3 2012
$152 million
Total Revenue
Q3 2012
$2.32 billion
Q3 2013
$2.47 billion
• BlackRock Solutions reflects strength in Aladdin business revenue
• Securities lending fees reflect lower spreads consistent with industry trends
81%
6%
4%
6%
1%
2%
Base Fees ex Sec Lending
Securities Lending
Performance Fees
BRS and Advisory
Distribution Fees
Other Revenue
83%
4%
4%
6%
1%
2%
$2,320
($7)
$159
$28
($30)
$2,472
$0
$2,200
$2,400
$2,600
Q3 2012 Base Fees ex
Sec Lending
BRS & Advisory Other Revenue Performance
Fees
Securities
Lending
Q3 2013
Decreasing Revenue
Increasing Revenue

24%
21%
15%
6%
12%
8%
7%
3%
4%
Active Equity
iShares Equity
Active Fixed Income
iShares Fixed Income
Multi-Asset
Alternatives
Non-ETF Index Equity
Non-ETF Index Fixed Income
Cash

27%
20%
15%
5%
12%
8%
7%
3%
3%

Base Fees ($ in millions)

BLACKROCK

Growth in base fees reflects higher average AUM driven by markets and organic growth
Q3 2013
$2.15 billion
Q3 2013 Compared to Q3 2012
Base fees (including securities lending)
Q3 2012
$2.02 billion
$0
$129 million
Decreasing Base Fees Increasing Base Fees
$2,024
$13
$23
$103
$6
$8
($3)
($6)
($15)
$2,153
$1,800
$1,900
$2,000
$2,100
$2,200
$2,300
Q3 2012 iShares
Equity
Multi-Asset Active Fixed
Income
Alternatives Non-ETF
Index Equity
iShares
Fixed
Income
Active
Equity
Cash Q3 2013

Operating Expenses, as adjusted
($ in millions)

BLACKROCK

Expenses driven by higher revenue-related costs
Q3 2013
$1.49 billion
Increasing Expenses Decreasing Expenses
Expenses, as adjusted, by Category
Q3 2013 Compared to Q3 2012, as adjusted
(1) Amounts exclude pre-tax closed-end fund launch costs, which are presented separately above.
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q3 2012
$1.44 billion
$50 million
• Q3 2012 includes $25 million of pre-tax closed-end fund launch costs
56%
7%
1%
10%
23%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
57%
6%
1%
11%
22%
3%
$1,444
$38
$23
$21
$1 $1
($25)
$1,494
$0
$1,450
$1,550
Q3 2012 Fund Launch
Costs
Distribution &
Servicing
Amort.-
Intangibles
Amort. - Def
Sales
Commissions
G&A (1) Direct Fund
Expenses
Compensation
& Benefits (1)
Q3 2013
($9)

Sequential Quarters Q3 2013 vs. Q2 2013

Sequential EPS decline driven by PennyMac gain and discrete tax benefit
(1) Q2 2013 EPS included a $39 million noncash, nonoperating pre-tax gain related to the PennyMac IPO.
(2) Q2 2013 EPS included a discrete tax benefit of approximately $29 million, primarily due to the realization of loss carryforwards.
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
EPS, as adjusted - Q3 2013 Compared to Q2 2013
Operating
EPS:
Total EPS:
$4.15
Total EPS:
$3.88
Operating
EPS:
Decreasing EPS Increasing EPS
$3.84
Operating
EPS:
• Q2 2013 EPS included seasonally higher securities lending fees
$4.10
($0.17)
($0.14)
$3.95
$0.01
$0.03
$3.96
($0.50)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
Q2 2013 PennyMac
Gain (1)
Discrete Tax
Benefit (2)
Q2 EPS ex.
PennyMac Gain &
Tax Benefit
Operating EPS Nonoperating EPS Q3 2013
Nonoperating:
$0.05
Nonoperating:
($0.08)
Nonoperating:
($0.11)

Operating income impacted by seasonal trends
Operating Income, as adjusted - Q3 2013 Compared to Q2 2013
($4) million
$0
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Decreasing Revenue
Decreasing Expenses
$982
($10)
$6
$978
$950
$1,000
Q2 2013
Revenue Expenses
Q3 2013

Higher BRS revenue and base fees (ex securities lending) offset by seasonally lower securities lending
($10) million
Q3 2013 Compared to Q2 2013
Increasing Revenue
Total Revenue
Q2 2013
$2.48 billion
Decreasing Revenue
Q3 2013
$2.47 billion
82%
5%
4%
6%
1%
2%
Base Fees ex Sec Lending
Securities Lending
Performance Fees
BRS and Advisory
Distribution Fees
Other Revenue
83%
4%
4%
6%
1%
2%
$2,482
$1
($37)
($12)
$7
$13
$18
$2,472
$0
$2,200
$2,400
$2,600
Q2 2013 BRS &
Advisory
Base Fees ex
Sec Lending
Performance
Fees
Distribution
Fees
Other Revenue Securities
lending
Q3 2013

26%
20%
15%
4%
3%
7%
7%
12%
6%
Active Equity
iShares Equity
Active Fixed Income
iShares Fixed Income
Multi-Asset
Alternatives
Non-ETF Index Equity
Non-ETF Index Fixed Income
Cash
27%
20%
15%
3%
3%
7%
8%
12%
5%

Base Fees ($ in millions)

BLACKROCK®

Base fees impacted by beta, product mix shift and seasonality of securities lending
Q3 2013
$2.15 billion
($24) million
Base Fees (including securities lending)
$0
Q3 2013 Compared to Q2 2013
Q2 2013
$2.18 billion
$2,177
($16)
($8)
($8)
($7)
($7)
$5 $8
$9
$2,153
$2,000
$2,100
$2,200
$2,300
Q2 2013 Multi-Asset Alternatives iShares
Equity
Active
Equity
iShares
Fixed Income
Active Fixed
Income
Cash Non-ETF
Index Equity
Q3 2013
Increasing Base Fees Decreasing Base Fees

Sequential total expenses remain stable
Q3 2013
$1.49 billion
$0
Expenses, as adjusted, by Category
Q3 2013 Compared to Q2 2013, as adjusted
($6) million
Q2 2013
$1.50 billion
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
$1,500
($7)
($5)
($1)
$5
$2
$1,494
$1,400
$1,500
$1,600
Q2 2013 G&A Distribution &
Servicing
Compensation &
Benefits
Direct Fund
Expenses
Amort. - Def
Sales
Commissions
Q3 2013
Increasing Expenses Decreasing Expenses

Nonoperating and Capital Management

Nonoperating Income (Expense), as adjusted
($ in millions)

BLACKROCK®

Q3 2013 $21 million Nonoperating Expense by Category, as adjusted
Q3 2013 nonoperating expense
$12
$5
$7
($3)
$2
($44)
($60)
($50)
($40)
($30)
($20)
($10)
$0
$10
$20
$30
$40
Private Equity Real Estate Distressed Credit/
Mortgage Funds
Hedge Funds/
Funds of Hedge
Funds
Other Investments Net Interest
Expense
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Investment Losses / Net Interest Expense
Investment Gains
$23 million Net Investment Gain

Operating cash flows ($ in billions)

Share repurchases ($ in millions)

BlackRock

Continued commitment to sound capital management
As Adjusted GAAP
2010 YTD Q3
2012
Est. YTD
Q3 2013
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions.
Payout ratio = (Dividends declared + shares repurchases) / GAAP Net income.
For further information and reconciliation between GAAP and as adjusted, see previously filed
Form 10-Ks, Form 10-Qs and 8-Ks and the appendix to this earnings release supplement.
Dividend payout ratio = Dividends declared / GAAP net income.
$2.5
$2.8
$2.2
$1.9
$2.4
$2.6
$2.6
$2.7
$1.8
$2.2
$5.04
$6.00
$5.50
$4.00
$3.12 $3.12
$2.68
$1.68
42%
43%
43% 38%
48% 53%
36%
42%
YTD Q3
2013
2012 2011 2010 2009 2008 2007 2006
Annualized
$6.72
72%
55%
66%
61%
88%
74%
74%
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013
Operating cash flow
Dividends and Dividend Payout Ratio
Share repurchases
Total payout ratio
Include $1.0 billion May 2012
buyback of 6.4 million shares
from Barclays
Include $1.0 billion May 2012
buyback of 6.4 million shares
from Barclays
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013
22% CAGR
235%
$166
$250
$250
$250
$167
$43
$125
$1,043
2011 2012

Appendix

Long-term AUM mix by product type
Q2 2013
$3.564 trillion
Q3 2013
$3.798 trillion
Q3 2012
$3.378 trillion
Active Equity
iShares Equity
Active Fixed Income iShares Fixed Income Multi-Asset Alternatives Non-ETF Index Equity Non-ETF Index Fixed Income
8%
15%
19%
6%
8%
3%
29%
12%
8%
16%
18%
5%
8%
3%
31%
11%
8%
17%
17%
5%
8%
3%
31%
11%

Quarterly operating income and net income – GAAP and as adjusted
GAAP
as adjusted
Non-GAAP adjustments include amounts related to the PennyMac Charitable Contribution, U.K. lease exit costs, a contribution to short-term investment funds (“STIFs”), PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans and noncash income tax changes, as applicable.
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
GAAP
Non-GAAP Adjustments ($ in millions)
Operating Income ($ in millions)
Net Income ($ in millions)
Non-GAAP Adjustments ($ in millions)
$825
$832
$876
$1,041
$921
$982
$978
$815
$829
$875
$1,005
,
$909
$849
$966
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
$10
$3
$1
$36
$12
$133
$12
Q1
2012
Q2
2012
Q3          Q4
2012 2012
Q1
2013
Q2
2013
Q3
2013
$3
$4
($32)
$5
$5
($7)
($58)
Q1
2012
Q2            Q3             Q4            Q1
2012 2012 2012 2013
Q2
2013
Q3
2013
$575
$558
$610
$695
$637
$722
$672
$572
$554
$642
$690
$632
$729
Q1            Q2
2012 2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
$730
as adjusted

Quarterly nonoperating income (expense) – GAAP and as adjusted
GAAP as adjusted
Nonoperating Income (Expense) ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include net income (loss) attributable to noncontrolling interests, a gain associated with the
PennyMac Charitable Contribution and compensation expense related to (appreciation) depreciation on certain deferred compensation plans.
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
($8)
($3)
($17)
$40
($38)
($57)
($3)
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
$23
$(40)
$30
$(67)
$41
$69
$(18)
$15
$(43)
$13
$(27)
$3
$12
$(
21
)
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013

Cash Flow GAAP and As Adjusted
(in millions)
2010 2011 2012
YTD
Q3 2012
EST YTD
Q3 2013
Operating Cash Flows
Operating Cash flows, GAAP basis $2,488 $2,826 $2,240 $1,886 $2,400
Less: Non-GAAP adjustments  (1) (77) 178 (483) 40 200
Operating Cash flows, as Adjusted $2,565 $2,648 $2,723 $1,846 $2,200
Investing Cash Flows
Investing Cash flows, GAAP basis ($627) ($204) ($266) ($551) ($300)
Less: Non-GAAP adjustments  (1) (52) 24 (211) (180) (100)
Investing Cash flows, as  Adjusted ($575) ($228) ($55) ($371) ($200)
Financing Cash Flows
Financing Cash flows, GAAP basis ($3,170) ($2,485) ($944) ($661) ($2,800)
Less: Non-GAAP adjustments  (1) 110 (71) 631 (10) (100)
Financing Cash flows, as Adjusted ($3,280) ($2,414) ($1,575) ($651) ($2,700)
(1)
Non-GAAP adjustments include the impact on cash flows of consolidated sponsored investment funds and consolidated VIEs.